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Exhibit 99



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Form 10-Q of Granite Development Partners, L.P. (the "Partnership") on Form 10-Q for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Partnership certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership as of the dates and for the periods expressed in the Report.

Date:  August 14, 2002
                                /s/ Robert F. Monchein
                                -------------------------------------------
                                Name:  Robert F. Monchein
                                Title: President, FC-Granite, Inc.
                                       the general partner of Granite
                                       Development Partners, L.P.

                                /s/ Mark A. Ternes
                                -------------------------------------------
                                Name:  Mark A. Ternes
                                Title: Controller, FC-Granite, Inc.
                                       the general partner of Granite
                                       Development Partners, L.P.



         The foregoing certification is being furnished solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Report or as a separate disclosure document.